Filed pursuant to Rule 497(a)

Registration No. 333-282335

Rule 482ad

**Fixed Income Investor Calls for Barings BDC, Inc.**

Barings BDC, Inc. (“BBDC” or the “Company”) (current ratings profile of Baa3 (Stable) by Moody’s and BBB- (Stable) by Fitch Ratings)* has asked J.P. Morgan, ING, MUFG and SMBC Nikko to arrange a series of fixed income investor calls to be conducted on Friday, September 5th. An offering of SEC registered senior unsecured notes may follow, subject to market conditions. A virtual presentation will be made available for the calls.

J.P. Morgan will coordinate logistics.

Company Representatives

Matthew Freund – President

Elizabeth Murray – Chief Financial Officer and Chief Operating Officer

Danny Verwholt – Co-Portfolio Manager

Albert Perley – Treasurer

Schedule for Friday, September 5th, 2025:

11:00 - 11:50AM ET;

12:00 - 12:50PM ET;

1:00 - 1:50PM ET;

Virtual Roadshow Investor Login Details

URL: https://dealroadshow.com; Entry Code: BBDC2025

Direct Link: https://dealroadshow.com/e/BBDC2025

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Barings BDC, Inc. before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Barings BDC, Inc. and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Barings BDC, Inc. and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Barings BDC, Inc.’s shelf registration statement is on file with the Securities and Exchange Commission and has become effective. Any offering of Barings BDC, Inc.’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. In the event that Barings BDC, Inc. conducts an offering, copies of the preliminary prospectus supplement, together with the accompanying prospectus relating to such offering, may be obtained from J.P. Morgan Securities LLC (toll-free) at 1-212-834-4533,  ING Bank N.V. at 44-207-767-8156, MUFG Securities Americas Inc. (toll-free) at 1-877-649-6848 or SMBC Nikko Securities America, Inc. (toll-free) at 1-888-868-6856.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

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